Deposits, prepayments and other current assets	12 Months Ended
Dec. 31, 2025
Deposits Prepayments And Other Current Assets
Deposits, prepayments and other current assets

3	Deposits, prepayments and other current assets

	December 31, 2024	December 31, 2025	December 31, 2025
	S$’000	S$’000	US$’000

Deposits	214	19,232	14,956
Prepayments	2,161	97	75
Other receivables	143	11,138	8,662
Provision for expired credits	140	185	144

	2,658	30,652	23,837

As of December 31, 2024, included in prepayments of S$2,050,000 (US$1,507,000) was pertaining to prepayments to certain consultants for consulting services over a period of 20 months from the date of the Consulting Agreements. The consulting services to be provided to the Company pursuant to the Consulting Agreements dated January 20, 2024, include participate in Company’s business and management meetings and contribute to Company’s business plans; assisting Company in corporate development by introducing customers or strategic partners to Company to drive business growth; strategizing with the Company on its positioning and road map for capital raising, and assist in dealing with investor relation matters.

As of December 31, 2025, deposits of S$19,013,000 (US$14,800,000) included amounts placed with certain unrelated companies for the purchase of electric vehicles. The agreements grant the Company an option to purchase electric vehicles within six months from the date of each agreement (the “Option Period”). During the Option Period, the Company may exercise its option to purchase the electric vehicles. Any portion of the deposit not applied toward the purchase of electric vehicles will be refunded in full to the Company at the end of the Option Period.

As of December 31, 2025, other receivables included S$8,046,000 (US$6,200,000) relating to a convertible note subscription. On October 30, 2025, the Company’s wholly owned subsidiary, RCSR Pte. Ltd. (“RCSR”), has entered into a Notes Subscription and Debenture Agreement (the “Agreement”) with an electric vehicles rental company (the “EV Rental Company”). Pursuant to this Agreement, RCSR will subscribe for secured convertible notes issued by the EV Rental Company with a principal amount of US$6.2 million (the “Notes”). The Notes have a tenor of twelve months and carry an interest rate of 8% per annum, payable semi-annually. The Notes are secured by a fixed charge over the EV Rental Company’s assets. RCSR has the option to purchase all or any of the assets of the EV Rental Company at fair market value while any amount under the convertible notes remains outstanding. RCSR may also elect to convert the outstanding amount into shares of the EV Rental Company. Other receivables also included S$1,292,000 (US$1,000,000) representing short-term, non-interest-bearing advances to an unrelated third party, secured by a floating charge over assets of the third party, and S$1,669,000 (US$1,300,000) short-term, non-interest-bearing advances to joint venture. In April 2026, the Company received repayment of other receivables amounting to $2,961,000 (US$2,300,000) from an unrelated party and a joint venture.

As of December 31, 2025 and 2024, the Company made nil allowance for expected credit losses for other receivables, respectively.